                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                         MUNICIPAL PARTNERS FUND II INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

         -----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

    (5)  Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

         -----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    (3)  Filing Party:

         -----------------------------------------------------------------------

    (4)  Date Filed:

         -----------------------------------------------------------------------

                        MUNICIPAL PARTNERS FUND II INC.
                  125 BROAD STREET, NEW YORK, NEW YORK 10004




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                             September 18, 2002



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Municipal Partners Fund II Inc. (the "Fund") will be held at 388 Greenwich Street, 26th Floor, Conference Room I, New York, New York, on Wednesday, October 23, 2002, at 5:00 p.m., New York time, for the purposes of considering and voting upon the following:

       1. The election of a Director (Proposal 1); and

       2. Any other business that may properly come before the Meeting.

     The close of business on August 23, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,


                                      Christina T. Sydor
                                      Secretary


--------------------------------------------------------------------------------

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:




                      REGISTRATION                                         VALID SIGNATURE
                      ------------                                         ---------------
CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ...................................................   John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
(4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ...................................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
(2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                        MUNICIPAL PARTNERS FUND II INC.

                  125 BROAD STREET, NEW YORK, NEW YORK 10004
                               ----------------
                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Partners Fund II Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at 388 Greenwich Street, 26th Floor, Conference Room I, New York, New York, on Wednesday, October 23, 2002 at 5:00 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about September 18, 2002. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of a Director. The close of business on August 23, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. For purposes of the Meeting, each holder of the Fund's preferred stock is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On August 23, 2002, there were 6,007,094 shares of the Fund's common stock outstanding and 900 shares of the Fund's preferred stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is normally constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's capital stock entitled to vote at the Meeting. However, because the proposal to be voted upon is one in which only holders of the Fund's preferred stock are entitled to vote, a quorum for this Meeting will be constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's preferred stock. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     PIMCO Funds Advisors LLC ("PIMCO Advisors"), whose principal business address is 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment manager.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 388 Greenwich Street, New York, New York 10013, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.
                              SUMMARY OF PROPOSAL


PROPOSAL                                   CLASS OF STOCKHOLDERS SOLICITED
--------                                   -------------------------------
1. Election of a Class II Director
   R. Jay Gerken                           Holders of Preferred Stock


     Only holders of preferred stock, and not common stock, will vote on the election of Mr. Gerken.

                      PROPOSAL 1: ELECTION OF A DIRECTOR

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, the holders of the Fund's preferred stock will be asked to elect one Class II Director to hold office until the year 2005 Annual Meeting of Stockholders or thereafter when his respective successor is duly elected and qualified. The terms of office of the Class I and Class III Directors expire at the year 2003 and 2004 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the form of proxy accompanying the proxy statement for the holders of the Fund's preferred stock intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominee named below. The nominee for election is currently a member of the Fund's Board of Directors. The nominee has indicated that he will serve if elected, but if he should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of April 20, 2001, Charles F. Barber became a Director emeritus* of the Fund. Heath B. McLendon resigned as Co-Chairman and a Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee at Salomon Smith Barney Inc.

     The following table provides information concerning the nominee for election as a Class II Director of the Fund:


                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                  ADVISED BY
                                                                                                   SBAM,(1)
                                                                                                   SBAM AND
                                                                                                     PIMCO
                                                                                                 ADVISORS,(2)
                                                                                                   AND PIMCO
                                                                                                ADVISORS(3) AND
                                                                        PRINCIPAL                 OVERSEEN BY          OTHER
                                 POSITION(S)                          OCCUPATION(S)                 NOMINEE        DIRECTORSHIPS
        NAME, ADDRESS             HELD WITH      LENGTH OF              DURING PAST               (INCLUDING          HELD BY
           AND AGE                  FUND        TIME SERVED               5 YEARS                  THE FUND)          NOMINEE
----------------------------   --------------  -------------  -------------------------------  ----------------   --------------
INTERESTED DIRECTOR NOMINEE
R. Jay Gerken**                Director and       Since       Managing Director, Salomon            220(1)        None
 Salomon Smith Barney Inc.     Co-Chairman         2002       Smith Barney Inc. ("SSB");              6(2)
 125 Broad Street                                             formerly, portfolio manager,            0(3)
 New York, NY 10004                                           Smith Barney Growth and
 Age: 51                                                      Income Fund (1994-2000)
                                                              and Smith Barney Allocation
                                                              Series Inc. (1996-2001).


----------
* Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during such time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SSB, an affiliate of SBAM, the Fund's investment adviser.

(1)   Number of portfolios advised by SBAM or affiliates of SBAM.

(2) Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Advisors or affiliates of PIMCO Advisors.

(3) Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO Advisors.

     The following table provides information concerning the remaining Directors of the Fund:




                                  POSITION(S)
         NAME, ADDRESS             HELD WITH     LENGTH OF
            AND AGE                  FUND       TIME SERVED
------------------------------- -------------- -------------
CLASS I DIRECTORS SERVING UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR
Leslie H. Gelb                  Director and      Since
 The Council on                 Member of          2000
 Foreign Relations              the Audit
 58 East 68th Street            Committee
 New York, NY 10021
 Age: 64

INTERESTED DIRECTOR
Stephen J. Treadway***          Director and      Since
 PIMCO Funds                    Co-Chairman        2000
 Distributors LLC
 2187 Atlantic Street
 Stamford, CT 06902
 Age: 55

CLASS III DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS
Dr. Riordan Roett               Director and      Since
 The Johns Hopkins University   Member of          1997
 1740 Massachusetts Ave. NW     the Audit
 Washington, DC 20036           Committee
 Age: 63

Jeswald W. Salacuse             Director and      Since
 Tufts University               Member of          2000
 The Fletcher School            the Audit
 of Law & Diplomacy             Committee
 Packard Avenue
 Medford, MA 02155
 Age: 64

                                                                      NUMBER OF
                                                                      PORTFOLIOS
                                                                      ADVISED BY
                                                                    SBAM,(1) SBAM
                                                                      AND PIMCO
                                                                   ADVISORS,(2) AND
                                           PRINCIPAL              PIMCO ADVISORS(3)         OTHER
                                         OCCUPATION(S)             AND OVERSEEN BY      DIRECTORSHIPS
         NAME, ADDRESS                    DURING PAST            DIRECTOR (INCLUDING       HELD BY
            AND AGE                         5 YEARS                   THE FUND)           DIRECTOR
------------------------------- ------------------------------- --------------------- ----------------
CLASS I DIRECTORS SERVING UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR
Leslie H. Gelb                  President, The Council on                 26(1)       Britannica.com,
 The Council on                 Foreign Relations; formerly                6(2)       Director of two
 Foreign Relations              Columnist, Deputy Editorial                0(3)       registered
 58 East 68th Street            Page Editor and Editor, Op-Ed                         investment
 New York, NY 10021             Page, The New York Times.                             companies
 Age: 64                                                                              advised by
                                                                                      Advantage
                                                                                      Advisers, Inc.,
                                                                                      ("Advantage").

INTERESTED DIRECTOR
Stephen J. Treadway***          Managing Director of Allianz               0(1)       None
 PIMCO Funds                    Dresdner Asset Management                  6(2)
 Distributors LLC               of America L.P. ("ADAMA")                 56(3)
 2187 Atlantic Street           (formerly, PIMCO Advisors
 Stamford, CT 06902             L.P.); Managing Director and
 Age: 55                        Chief Executive Officer of
                                PIMCO Funds Distributors LLC
                                ("PFD") since May 1996;
                                Managing Director and Chief
                                Executive Officer, PIMCO
                                Advisors.

CLASS III DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS
Dr. Riordan Roett               Professor and Director, Latin             26(1)       The Latin
 The Johns Hopkins University   American Studies Program,                  6(2)       America Equity
 1740 Massachusetts Ave. NW     Paul H. Nitze School of                    0(3)       Fund, Inc.
 Washington, DC 20036           Advanced International
 Age: 63                        Studies, The Johns Hopkins
                                University.

Jeswald W. Salacuse             Henry J. Braker Professor of              26(1)       Director of two
 Tufts University               Commercial Law and formerly                6(2)       registered
 The Fletcher School            Dean, The Fletcher School of               1(3)       investment
 of Law & Diplomacy             Law & Diplomacy, Tufts                                companies
 Packard Avenue                 University.                                           advised by
 Medford, MA 02155                                                                    Advantage.
 Age: 64

----------
*** Mr. Treadway is an "interested person" as defined in the 1940 Act because he is a director and/or officer of PIMCO Advisors, the Fund's investment manager.
(1)   Number of portfolios advised by SBAM or affiliates of SBAM.
(2) Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Advisors or affiliates of PIMCO Advisors.
(3) Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO Advisors.

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2001:


                                        DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS
     NAME OF DIRECTOR/NOMINEE           SECURITIES IN THE FUND           OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
----------------------------------     ------------------------     ---------------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES
Leslie H. Gelb                                  None                                      $1 - $10,000
Dr. Riordan Roett                               None                                          None
Jeswald W. Salacuse                         $1 - $10,000                                $10,001 - $50,000
INTERESTED DIRECTORS/NOMINEES
*R. Jay Gerken                                  None                                      over $100,000
*Stephen J. Treadway                            None                                          None

----------
* Messrs. Gerken and Treadway are "interested persons" as defined in the 1940 Act.


     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or PIMCO Advisors, the Fund's investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM and/or PIMCO Advisors as of May 1, 2002.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including PIMCO Advisors, SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, PIMCO Advisors, SBAM and their affiliates and other funds and clients managed by PIMCO Advisors and/or SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     At August 23, 2002, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's capital stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of capital stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,558,656 common shares, equal to approximately 92.535% of the outstanding common shares of the Fund's capital stock, and 900 preferred shares, equal to 100% of the outstanding preferred shares of the Fund's capital stock.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Messrs. Gerken and Treadway, the Fund's Co-Chairmen, the executive officers of the Fund are:


                                           POSITION(S)
                                            HELD WITH                 LENGTH OF               PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE                     FUND                  TIME SERVED                DURING PAST 5 YEARS
-------------------------------   -----------------------------   -----------------   ---------------------------------------
Peter J. Wilby                    President                          Since 2002       Managing Director of SSB and SBAM
 Salomon Smith Barney Inc.                                                            since January 1996
 388 Greenwich Street
 New York, NY 10013
 Age: 43

Lewis E. Daidone                  Chief Administrative               Since 2002       Managing Director of SSB; Chief
 Salomon Smith Barney Inc.        Officer                                             Financial Officer of the Smith Barney
 125 Broad Street, 11th Floor                                                         Mutual Funds; Director and Senior Vice
 New York NY 10004                Executive Vice                     1998-2002        President of SBFM and TIA.
 Age: 44                          President and Treasurer

Irving P. David                   Chief Financial Officer and     Since July 2002     Director of SSB.
 Salomon Smith Barney Inc.        Treasurer
 125 Broad Street, 10th Floor
 New York, NY 10004               Controller                       May-July 2002
 Age: 41

Robert E. Amodeo                  Executive Vice President           Since 1999       Managing Director of SBAM and SSB
 Salomon Smith Barney Inc.                                                            since December 2001; Director of SSB
 388 Greenwich Street                                                                 and SBAM since December 1998; Vice
 New York, NY 10013                                                                   President of SSB and SBAM from January
 Age: 37                                                                              1996 to December 1998.

Newton B. Schott, Jr.             Executive Vice President           Since 1997       Chief Administrative Officer, Managing
 PIMCO Funds Distributors LLC                                                         Director and General Counsel of PFD;
 2187 Atlantic Street                                                                 Managing Director and Chief Legal
 Stamford, CT 06902                                                                   Officer of PIMCO Advisors.
 Age: 60

Brian S. Shlissel                 Executive Vice President           Since 2002       Senior Vice President of ADAMA since
 PIMCO Funds Advisors LLC                                                             July 1999; Vice President of Mitchell
 1345 Avenue of the Americas                                                          Hutchins Asset Management
 New York, NY 10105                                                                   ( 1993-1999).
 Age: 37

Frances M. Guggino                Controller                         Since 2002       Vice President, Citigroup Asset
 Salomon Smith Barney Inc.                                                            Management.
 125 Broad Street, 10th Floor
 New York, NY 10004
 Age: 40

Christina T. Sydor                Secretary                          Since 1998       Managing Director of SSB; General
 Salomon Smith Barney Inc.                                                            Counsel and Secretary of SBFM and TIA.
 300 First Stamford Place
 Stamford, CT 06902
 Age: 51

     The Fund's Audit Committee is composed of all of the Directors who are not "interested persons" of the Fund, PIMCO Advisors, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Messrs. Gelb and Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met three times during the fiscal year ended June 30, 2002. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.


                         REPORT OF THE AUDIT COMMITTEE

     In connection with a meeting of the Audit Committee on August 20, 2002, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended June 30, 2002.


                              ADDITIONAL MATTERS

     During the fiscal year ended June 30, 2002, the Board of Directors held four regular meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by PIMCO Advisors and/or SBAM. The following table provides information concerning the compensation paid from the Fund to each Director during the fiscal year ended June 30, 2002 and the total compensation paid to each Director during the calendar year ended December 31, 2001. Each of the Directors listed below is a member of the Fund's Audit Committee and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended June 30, 2002 by the Fund to Messrs. Gerken and Treadway, who are "interested persons" as defined in the 1940 Act.


                                                                                 TOTAL COMPENSATION FROM THE FUND AND OTHER
                                   AGGREGATE COMPENSATION FROM THE FUND FOR      FUNDS ADVISED BY SBAM AND ITS AFFILIATES FOR
       NAME OF DIRECTORS                 THE FISCAL YEAR ENDED 6/30/02                 THE CALENDAR YEAR ENDED 12/31/01
------------------------------    ------------------------------------------    ---------------------------------------------
                                                                                              DIRECTORSHIPS(A)
Leslie H. Gelb ...............                     $8,500                                      $  51,700(10)
Dr. Riordan Roett ............                     $8,500                                      $  83,600(10)
Jeswald W. Salacuse* .........                     $8,500                                      $  83,600(10)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

* Mr. Salacuse also was compensated $8,150 during the calendar year ended December 31, 2001 for his services as director of Municipal Advantage Fund Inc. which is managed by PIMCO Advisors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's capital stock, PIMCO Advisors, SBAM, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended June 30, 2002, all filing requirements applicable to such persons were complied with except that timely Form 3 filings may not have been made for Leslie H. Gelb, Robert Amodeo, Ross Margolies, Virgil Cumming, Wendy Murdock, William Arnold, Anthony Pace, and Mark Kleinman. However, during the Fund's fiscal year ended June 30, 2002, no purchases and sales were made by any of the foregoing people and, with the exception of Anthony Pace, who is no longer employed by SBAM, they have each subsequently filed Form 3s.


REQUIRED VOTE

     The election of Mr. Gerken as a Director requires a plurality of the votes cast by the holders of shares of preferred stock of the Fund present or represented by proxy at the Meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE HOLDERS OF THE FUND'S PREFERRED STOCK VOTE "FOR" THE NOMINEE FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended June 30, 2002 were $38,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM, PIMCO Advisors and entities controlled by or affiliated with SBAM and PIMCO Advisors that provide services to the Fund for the fiscal year ended June 30, 2002.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM, PIMCO Advisors and entities controlled by or affiliated with SBAM and/or PIMCO Advisors that provide services to the Fund for the fiscal year ended June 30, 2002 were $885,000. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than May 21, 2003. Any stockholder who desires to submit a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Partners Fund II Inc., 125 Broad Street, New York, New York 10004) during the period from July 25, 2003 to August 24, 2003.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended June 30, 2002 is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, PIMCO Advisors or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


September 18, 2002

PREFERRED STOCK         MUNICIPAL PARTNERS FUND II INC.          PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 23, 2002

The undersigned hereby appoints R. Jay Gerken, Robert A. Vegliante, Lewis E. Daidone, Robert M. Nelson and Judith C. Loomis, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Preferred Stock of Municipal Partners Fund II Inc. (the "Fund"), which the undersigned is entitled to receive and vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 388 Greenwich Street, 26th Floor, Conference Room I, New York, New York on Wednesday, October 23, 2002, at 5:00 p.m., Eastern time, and at any adjournments thereof.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE REVERSE SIDE.
--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------------       ------------------------------------

-------------------------------------       ------------------------------------

-------------------------------------       ------------------------------------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

--------------------------------------------------------------------------------
                        MUNICIPAL PARTNERS FUND II INC.
--------------------------------------------------------------------------------
                                PREFERRED STOCK

1. Election of a Director.
   NOMINEE:(01) R. Jay Gerken

                                FOR     WITHHOLD
                                [ ]        [ ]












Signature:                                              Date:
           --------------------------------------------      ------------------


                       THE BOARD OF DIRECTORS RECOMMENDS
                              A VOTE "FOR" ITEM 1.




The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


Mark box at right if you plan to attend the meeting.                    [  ]

Mark box at right if an address change or comment has been              [  ]
noted on the reverse side of this card.


Please be sure to sign and date this Proxy.



Signature:                                              Date:
           --------------------------------------------      ------------------